UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2018
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Life Partners Position Holder Trust
Life Partners IRA Holder Partnership, LLC
(Exact name of registrants as specified in its charter)
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Texas
Texas
(State or Other Jurisdiction of Incorporation)

000-55783 000-55784	81-6950788 81-4644966
(Commission File Number)	(I.R.S. Employer Identification Nos.)

2001 Ross Avenue, Suite 3600 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 698-7893
(Registrants’ Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth companies  ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

The Trustee of Life Partners Position Holder Trust (the "Trust") has been advised that holders of the units of beneficial interest in the Trust have recently received a letter from a third party regarding an offer to acquire the holder's claim amount of units in the Trust ("Trust interests").

Any transfers of the Trust interests can only be transferred pursuant to the Trust Agreement for Life Partners Position Holder Trust, dated as of December 9, 2016, by and among Life Partners Holdings, Inc., Life Partners, Inc., LPI Financial Services, Inc., Life Partners IRA Holder Partnership, LLC and the individual listed on Exhibit D attached thereto, as Trustee (the "Trust Agreement"). Furthermore, pursuant to the Trust Agreement, any approved transfers of Trust interests will only become effective as of the next June 30 or December 31 date to occur after the proper documentation is received. We encourage holders of the Trust interests to read the Trust Agreement for transfer procedures and transfer restrictions.

The Trust Agreement was previously filed as exhibit 3.1 to the General Form for Registration of Securities on Form 10 filed on May 2, 2017 and is incorporated herein by reference.

Item 9.01

Exhibit No.
Description

3.1
Trust Agreement for Life Partners Position Holder Trust, dated as of December 9, 2016, by and among Life Partners Holdings, Inc., Life Partners, Inc., LPI Financial Services, Inc., Life Partners IRA Holder Partnership, LLC and the individual listed on Exhibit D attached thereto, as Trustee (filed as Exhibit 3.1 to the General Form for Registration of Securities on Form 10 filed with the Securities and Exchange Commission on May 2, 2017 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE PARTNERS POSITION HOLDER TRUST

Date: April 23, 2018	By:	/s/ Eduardo S. Espinosa
Eduardo S. Espinosa
Trustee

LIFE PARTNERS IRA HOLDER PARTNERSHIP, LLC

Date: April 23, 2018	By:	/s/ Eduardo S. Espinosa
Eduardo S. Espinosa
Manager